AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1998

                       SEC REGISTRATION NO. 33-71630
===========================================================================
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C. 20549

                             AMENDMENT NO. 1
                                  TO
                               FORM S-1
                     REGISTRATION STATEMENT UNDER
                      THE SECURITIES ACT OF 1933

                              LUCOR, INC.
                             -------------
          (Exact name of registrant as specified in its charter)

                            North Carolina
                           ----------------
      (State or other jurisdiction of incorporation or organization)

                                2750
                               ------
        (Primary Standard Industrial Classification Code Number)

                             65-0195259
                            ------------
               (I.R.S. Employer Identification Number)

                         790 Pershing Road
                   Raleigh, North Carolina 27608
                           (919) 828-9511
                -------------------------------
(Address, including zip code, and telephone number, including area code, registrant's principal executive offices)

                            Copies to:
                  Jonathan L. Shepard, Esquire
                         Siegel & Lipman
                       The Plaza, Suite 801
                      5355 Town Center Road
                   Boca Raton, Florida   33486
                 ------------------------------
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective


If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the securities Act of 1933, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


This amendment contains four exhibits which could not be located with the original S-1 registration filing in the public records and are now being filed electronically.



                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Raleigh, State or North Carolina, on April 24, 1998

                                 LUCOR, INC.

                                 /s/ Stephen P. Conway
                                 _________________________________________
                                 Stephen P. Conway
                                 Chief Executive Officer



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and in the capacities indicated on the 24th day of April, 1998.

/s/ Stephen P. Conway
__________________________	Chairman, Chief Executive Officer and Director
Stephen P. Conway		 	      (Principal Executive Officer)

/s/ Jerry B. Conway
__________________________	President, Chief Operating Office and
Jerry B. Conway			Director

/s/ Kendall A. Carr
__________________________	Vice President - Finance
Kendall A. Carr           	(Principal Financial Officer)

/s/ Martin Kauffman
__________________________	Controller
Martin Kauffman			         (Principal Accounting Officer)

/s/ D. Fredrico Fazio
__________________________	Director
D. Fredrico Fazio


__________________________	Director
Anthony J. Beisler, III